EXHIBIT 10.4

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the "Agreement") is by and between BioBalance LLC, a Delaware limited liability company (the "Company"), and Yitz Grossman, the purchaser signatory hereto ("Subscriber"), who is subscribing hereby for the membership interests of the Company set forth on the signature page hereto (the "Membership Interests"), pursuant to that certain Settlement Agreement, of even date herewith (the “Settlement Agreement”), among Emerald Asset Management, Inc., a Delaware corporation, Yitz Grossman, an individual, New York Health Care, Inc., a New York corporation, and The BioBalance Corporation, a Delaware corporation, subject to the terms and conditions set forth herein.

In consideration of the representations, warranties and covenants made herein, which are deemed adequate and sufficient consideration in all respects, the undersigned Subscriber and the Company agree as follows:

1. Subscription. The Subscriber hereby subscribes for the Membership Interests for the consideration set forth in the Settlement Agreement.

2. Representations and Warranties of Subscriber. The Subscriber hereby represents and warrants to the Company that:

(a) Subscriber is aware that investment in the Company involves a high degree of risk and should not be made unless the Subscriber is prepared to, and can afford to, lose its entire investment;

(b) Subscriber (i) has sufficient knowledge, sophistication and experience in business and finance to capably evaluate information concerning an investment in the Company, (ii) has had an opportunity to ask detailed questions and receive satisfactory answers from representatives of the Company, (iii) has had adequate opportunity to request and review any and all documents and other information relevant to Subscriber's consideration of investment in the Company, (iv) has obtained from the Company sufficient information, in Subscriber's sole determination, to fully evaluate the merits and risks of an investment in the Company, (v) has independently considered and discussed such prospective investment with the Subscriber’s business, legal, tax and financial advisers as to the suitability of such investment with respect to the Subscriber’s particular financial situation, and (vi) on the basis of the foregoing, the Subscriber has determined that investment in the Membership Interests is a suitable investment;

(c) The Subscriber acknowledges that (i) on prior notice to Subscriber, the Company may make additional offerings of Membership Interests in the future which may cause the Subscriber and other members of the Company to experience dilution of their respective percentage ownership of the Company, and any such Membership Interests subsequently offered may have rights, preferences or privileges senior to those of the Subscriber, (ii) on prior notice to Subscriber, the Company may determine that it is necessary to incur indebtedness to finance its operations, which could restrict the Company's operations, and (iii) there can be no assurance that any required additional equity or debt financing will be available on terms favorable to the Company, if at all;

(d) The Subscriber acknowledges that neither the U.S. Securities and Exchange Commission (the "SEC") nor any state securities commission has approved the Membership Interests offered or passed upon or endorsed the merits of this offering; the Subscriber understands and agrees that the Membership Interests have not been registered (i) under the Securities Act of 1933, as amended (the "Securities Act"), with the SEC in reliance upon the exemption from such registration requirements afforded by Rule 701, or by Section 4(2) and Rule 506, of the Securities Act, or (ii) with any state securities commission. Subscriber understands that Subscriber is subject to further restrictions imposed pursuant to the terms of the Company’s operating agreement (the “Operating Agreement”), which the Subscriber will be required to execute as a condition to the sale of Membership Interests. The Subscriber acknowledges that the Company has no obligation to cause the registration of the Membership Interests;

(e) The Subscriber acknowledges that, in addition to the terms of the Operating Agreement, unless and until the Membership Interests are registered, there are substantial restrictions on the transferability of the Membership Interests; that the Subscriber must bear the economic risk of an investment in the Membership Interests, in each case because the Membership Interests have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be sold, transferred, assigned, hypothecated, pledged, or otherwise disposed of unless they are registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available, and Subscriber further understands it has no right to require that the Membership Interests be registered under the Securities Act;

(f) The Membership Interests for which the Subscriber hereby subscribes are being acquired solely for its own account and for investment only; the Membership Interests are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof and the Subscriber has no plans to enter into any contract, undertaking, agreement or arrangement for any such purpose;

(g) The Subscriber acknowledges that the Membership Interests, if certificated, will bear a restrictive legend prohibiting transfers thereof except in compliance with the Securities Act, other applicable state securities laws and the Operating Agreement and will not be transferred of record except in compliance therewith or exemption therefrom;

(h) Subscriber represents to the Company that Subscriber is an “accredited investor” as defined in Rule 501 under the Securities Act.

(i) The Subscriber’s address set forth on the signature page of this Subscription Agreement is the Subscriber's true and correct residence address; and

(j) The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter. If such representations and warranties shall not be true and accurate in any respect, the Subscriber will, prior to such acceptance by the Company, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

3. Indemnification. The Subscriber acknowledges that it understands the meaning and legal consequences of the terms, conditions, representations and warranties contained herein and that the Company is expressly relying upon the foregoing, and the Subscriber hereby agrees to indemnify and hold harmless the Company and any and all of its officers, employees, registered representatives, directors, or control persons of any such entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the Subscriber to the Company concerning, without limitation, Subscriber, Subscriber's status as represented hereunder or Subscriber’s financial position in connection with the offering or sale of the Membership Interests, against losses, liabilities, claims, damages and expenses for which the Company or any of its officers, employees, registered representatives, directors, or control persons of any such entity have not otherwise been reimbursed (including attorneys’ fees, judgments, fines and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit, or proceeding. The indemnity provided hereunder shall extend to any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever, and any and all reasonable attorneys’ fees, charges and disbursements in connection therewith) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this Subscription Agreement.

4. Conditions.

(a) Subscriber's ownership interest in the Company shall be governed solely in accordance with the Delaware Limited Liability Company Law, and the Operating Agreement, each as currently in effect and as may be amended from time to time.

(b) Except as provided in this Subscription Agreement and the Operating Agreement, the Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein or in the Company, and further agrees that the assignment and transferability of the Membership Interests acquired pursuant hereto shall be allowed only in accordance the Operating Agreement and applicable law.

5. Miscellaneous.

(a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by first class mail or similar delivery service to the Subscriber at its address set forth below and to the Company at its address written above.

(b)  The validity, performance, construction and effect of this Agreement shall be governed by the substantive laws of the State of New York, without regard to the provisions for choice of law thereunder, except to the extent that the internal limited liability laws of the State of Delaware apply. The parties (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in a State or Federal Court in the City of New York, County of New York, (ii) waive any objection which they may have now or hereafter to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any such court in any such suit, action, or proceeding.

(c) This Subscription Agreement, together with the other agreements and documents referenced herein, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(d) If the Subscriber consists of one or more persons or entities, each of the obligations of Subscriber hereunder shall be joint and several.

(e) This Subscription Agreement may be severable and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

(f) This Subscription Agreement may be executed in one or more counterparts, each of with together shall constitute one and the same original instrument.

(g) This Subscription Agreement, including without limitation the representations, warranties, acknowledgements, undertakings and indemnities given by Subscriber, shall survive the Closing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the 12th day of August, 2008, to be effective as of July 25, 2008.

Membership Interests:

SUBSCRIBER:

Print exact legal name:

Yitz Grossman	__________________________
Social Security Number(s) or other Taxpayer Identification Number

Signature:
__________________________	If Subscriber is more than one natural person with joint ownership interests (e.g., joint rights of survivorship) please provide below the legal name and taxpayer ID numbers for all such persons:

Address:	___________________________________

Subscription Accepted and Agreed as of this 12th day of August 2008:

BIOBALANCE LLC

By:	/s/Murry Englard
Name:	Murry Englard
Title:	Chief Executive Officer